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                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND


     Supplement dated May 28, 1997 to the New England Bond Fund Prospectuses
               (Classes A, B and C and Class Y) dated May 1, 1997

Effective immediately, Joel A. Damiani, Vice President of Back Bay Advisors, L.P. ("Back Bay Advisors"), has assumed day-to-day responsibility for the management of New England Government Securities Fund. A Chartered Financial Analyst, Mr. Damiani specializes in mortgage and mortgage derivative securities. He has been employed by Back Bay Advisors since 1991.

Also effective immediately, James S. Welch, Senior Vice President, and Scott A. Millimet, Executive Vice President, of Back Bay Advisors, have assumed day-to-day responsibility for the management of New England Limited Term U.S. Government Fund. Prior to joining Back Bay Advisors in 1993, Mr. Welch was a Vice President and Portfolio Manager at the Putnam Companies. A specialist in short- to intermediate-term fixed-income securities, Mr. Welch's experience includes extensive secondary market trading as well as developing investment strategy. Prior to joining Back Bay Advisors in 1994, Mr. Millimet was employed by BT Futures, Inc. as a Vice President. Prior to December 1993, Mr. Millimet worked for Carroll McEntee & McGinley as a Senior Vice President where he managed the floor trading operations. He also served as Regional Manager and Senior Trader/Asia for Carroll McEntee & McGinley's Tokyo office.

IN THE SECTION ENTITLED "FUND DETAILS - INCOME TAX CONSIDERATIONS", THE FIRST SENTENCE IN THE PARAGRAPH ENTITLED "ADJUSTABLE RATE FUND" IS REVISED TO READ AS
FOLLOWS:

While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. Government, less than 20% of the distributions of the Adjustable Rate Fund during the current fiscal year are expected to qualify for such tax-free treatment.

THE FOLLOWING PERTAINS ONLY TO THE BOND FUNDS CLASS A, B AND C PROSPECTUS:

On page 42 of the prospectus, the first two sentences in the right hand column are revised to read as follows:

If Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income and High Income Funds, determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Fund Details - How Fund Share Price Is Determined." Securities distributed by a Fund in kind will be selected by Back Bay Advisors, or Loomis Sayles in the case of Strategic Income and High Income Funds, in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio.